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                                                                   EXHIBIT 10.13

                                                                  CONFORMED COPY


                                 AMENDMENT NO. 3

AMENDMENT NO. 3 dated as of August 7, 2001 (this AMENDMENT NO. 3) between: HOLLY CORPORATION, NAVAJO REFINING COMPANY, BLACK EAGLE, INC., NAVAJO CORP., NAVAJO SOUTHERN, INC., NAVAJO NORTHERN, INC., LOREFCO, INC., NAVAJO CRUDE OIL PURCHASING, INC., NAVAJO HOLDINGS, INC., HOLLY PETROLEUM, INC., NAVAJO PIPELINE CO., LEA REFINING COMPANY, NAVAJO WESTERN ASPHALT COMPANY, and MONTANA REFINING COMPANY, A PARTNERSHIP, as Borrowers and Guarantors, the BANKS listed on the signature pages hereof, CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent, CIBC INC. as Collateral Agent, FLEET NATIONAL BANK (formerly known as Bank Boston Corp.), as Documentation Agent, GUARANTY BUSINESS CREDIT CORPORATION, as Collateral Monitor, and CIBC WORLD MARKETS CORP., as Sole Lead Arranger and Bookrunner.

WHEREAS

(A) The parties hereto are party to an Amended and Restated Credit and Reimbursement Agreement dated as of April 14, 2000, as amended by Amendment No. 1 dated as of July 7, 2000 and Amendment No. 2 dated as of April 4, 2001 (as in effect on the date hereof, the CREDIT AGREEMENT), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Borrowers in an aggregate principal or face amount not exceeding $100,000,000.

(B) The Borrowers and the Guarantors wish to amend the Credit Agreement to be able to change the corporate form of any Borrower or Guarantor.

(C) The Banks and Agents agree to amend the Credit Agreement in accordance with the provisions contained herein, and accordingly, the parties hereto hereby agree as follows:

DEFINITIONS

1. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

AMENDMENTS

2.       Subject to the satisfaction of the conditions precedent set forth in
Section 4 below, the Credit Agreement shall be amended as follows effective on the date hereof.

A. The definition of "Voting Stock" in Section 1.1 of the Credit Agreement is deleted in its entirety and replaced with:

         "VOTING STOCK means any ownership interests of a corporation or other entity whose holders are entitled under ordinary circumstances to vote for the election of directors or other persons performing similar functions of such entity (irrespective of whether at the


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         time ownership interests of any other class or classes shall have or might have voting power by reason of the happening of any contingency)."

B. Section 5.4 of the Credit Agreement is deleted in its entirety and replaced as follows:

         "CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE

         5.4 The Company will continue, and will cause each of its Restricted Subsidiaries to continue, to engage in business of the same general type as now conducted by it or in any directly related business, will preserve, renew and keep in full force and effect, and will cause each of its Restricted Subsidiaries to preserve, renew and keep in full force and effect its existence as a corporation, partnership or limited liability company and rights, privileges and franchises necessary or desirable in the normal conduct of business; except that any Restricted Subsidiary (the CONVERTED RESTRICTED SUBSIDIARY) may be converted into another form of corporation, partnership or limited liability company; provided that at the time of such conversion (i) no Default or Event of Default has occurred and is continuing, (ii) counsel for such Converted Restricted Subsidiary delivers an opinion to the Agents and the Banks to the effect of items 1 and 2 of Exhibit B-1 and items 1, 2 and 3 of Exhibit B-2 with respect to such Converted Restricted Subsidiary only, (iii) such entity's jurisdiction of incorporation is a state within the United States, (iv) the general partner, if any, of such Converted Restricted Subsidiary, and any Subsidiary of the Company owning any stock, membership interests or limited partnership interests, as applicable, of such Converted Restricted Subsidiary shall also be designated as a Restricted Subsidiary pursuant to Section 5.17 and (v) 100% of the ownership interests of such Converted Restricted Subsidiary shall be owned, directly or indirectly, by the Company; provided further that nothing contained in this Section shall prohibit any transaction expressly permitted under Section
                  5.12 or alter the obligations of the Borrowers and Guarantors under Section 5.17."

C.       A new Section 9.13 is added to the Credit Agreement as follows:

         "SUBSIDIARIES

         9.13 Throughout this Agreement, with respect to any reference to a Subsidiary, the following shall apply:

            (i) any reference to a board of directors shall also refer to any other persons performing similar functions with respect to such Subsidiary;

            (ii) any reference to stock of such Subsidiary shall also refer to membership interests with respect to a Subsidiary that is a limited liability company and partnership interests with respect to a Subsidiary that is a partnership; and

            (iii) any other reference to any person, position or other aspect of a corporation shall also refer to similar persons, positions and aspects of a limited liability company or partnership, as applicable, with respect to such Subsidiary."

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REPRESENTATIONS AND WARRANTIES

3. Each of the Borrowers and the Guarantors represents and warrants to the Banks and the Agents that (unless specifically limited to an earlier date) the representations and warranties set forth in Section 4 of the Credit Agreement are true and complete on and as of the date hereof with the same force and effect as if made on and as of such date, and as if each reference in said
Section 4 to "this Agreement" included reference to this Amendment No. 3.

CONDITIONS PRECEDENT

4. As provided in Section 2, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

A. DOCUMENTS. The Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

         (1) Amendment No. 3. This Amendment No. 3 executed by each Borrower and Guarantor, each Agent and the Required Banks.

         (2) Other Documents. Such other documents as (i) any Agent or Bank or
         (ii) Freshfields Bruckhaus Deringer L.L.P., special New York counsel to the Administrative Agent, may reasonably request.

ACKNOWLEDGEMENT OF OBLIGORS

5. Each Obligor hereby (a) agrees that each reference to the Credit Agreement and words of similar import in each Financing Document to which such Obligor is party shall be a reference to the Credit Agreement as amended by this Amendment No. 3 and (b) confirms that its obligations under each Financing Document to which it is party remain in full force and effect after giving effect to the amendment of the Credit Agreement by this Amendment No. 3.

MISCELLANEOUS

6. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.


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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

HOLLY CORPORATION


By:    [Stephen J. McDonnell]
Title: Vice President Finance and Corporate Development


NAVAJO REFINING COMPANY
BLACK EAGLE, INC.
NAVAJO CORP.
NAVAJO SOUTHERN, INC.
NAVAJO NORTHERN, INC.
LOREFCO, INC.
NAVAJO CRUDE OIL PURCHASING, INC.
NAVAJO HOLDINGS, INC.
HOLLY PETROLEUM, INC.
NAVAJO PIPELINE CO.
LEA REFINING COMPANY
NAVAJO WESTERN ASPHALT COMPANY


By:    [Stephen J. McDonnell]
Title: Vice President Finance and Corporate Development


MONTANA REFINING COMPANY, A PARTNERSHIP

By Navajo Northern, Inc., its General Partner


 By:    [Stephen J. McDonnell]
 Title: Vice President Finance and Corporate Development




                                                                          Page 4
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CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent



By:    [Nora Catiis]
Title: Authorized Signatory


                                                                          Page 5




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CIBC INC., as Collateral Agent,



By:    [Nora Catiis]
Title: Authorized Signatory












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FLEET NATIONAL BANK, as Documentation Agent

By:    [Christopher C. Holmgren]
Title: Managing Director






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GUARANTY BUSINESS CREDIT CORPORATION, as Collateral Monitor


By:    [Harold J. Kessler]
Title: Vice President














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CIBC WORLD MARKETS CORP., as Sole Lead Arranger and Bookrunner

By:    [Nora Catiis]
Title: Authorized Signatory

















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BANKS


CANADIAN IMPERIAL BANK OF COMMERCE


By:    [Nora Catiis]
Title: Authorized Signatory























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FLEET NATIONAL BANK


By:    [Christopher C. Holmgren]
Title: Managing Director










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GUARANTY BUSINESS CREDIT CORPORATION


By:    [Harold J. Kessler]
Title: Vice President








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THE BANK OF NOVA SCOTIA


By:    [F.C.H. Ashby]
Title: Senior Manager Loan Operations




                                                                         Page 13

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NATIONAL BANK OF CANADA



By:    [Randall Wilhoit / Doug Clark]
Title: Vice President / Vice President










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HIBERNIA NATIONAL BANK


By:    [Nancy G. Moragas]
Title: Vice President



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